Exhibit 10.13

                      FIRST AMENDMENT TO LICENSE AGREEMENT

         This Amendment to License Agreement is entered into as of this 22nd day of March, 2002 by and between Profile, L.L.C., a Delaware limited liability company ("Profile") and Pro Uro Care Inc., a Minnesota corporation ("Licensee").

                                    Recitals:

         A. The parties entered into a License Agreement effective January 14, 2002 ("License Agreement"); and

         B. The parties desire to amend the License Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the covenants and premises contained in this Agreement, the parties agree as follows:

         1. Subsection 7.2(b) is hereby eliminated in its entirety and shall have no further force or effect.

         2. Except as amended hereby, the License Agreement shall remain in full force and effect and binding upon and enforceable against the parties thereto.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above referenced.

                                                              PRO URO CARE INC.


                                                              By: [signed]
                                                                  -----------
                                                              Its: President
                                                                   -----------


                                                              PROFILE, L.L.C.


                                                              By: [signed]
                                                                  -----------
                                                              Its: Manager
                                                                   ---------